Exhibit 10.1
TERMINATION AGREEMENT
Termination Agreement, dated as of ______________ (this “Termination Agreement”) among Coty Inc., a Delaware corporation (the “Company”), JAB Holdings B.V., a Netherlands entity (“JAB”), the Berkshire Fund Stockholders and the WB Fund Stockholders (together with the Company, JAB and the Berkshire Fund Stockholders, the “Parties”), with respect to the Amended and Restated Stockholders Agreement, dated June 12, 2013, among the Parties (the “Stockholders Agreement”) and the Registration Rights Agreement, dated January 25, 2011, among the Parties (the “Registration Rights Agreement”). Defined terms used herein shall have the meanings ascribed to them in the Stockholders Agreement and the Registration Rights Agreement, as applicable, unless otherwise defined herein.

WHEREAS, the Parties entered into the Stockholders Agreement and Registration Rights Agreement in connection with investments in the Company by the Berkshire Fund Stockholders and the WB Fund Stockholders;

WHEREAS, the Company, the Berkshire Fund Stockholders and the WB Fund Stockholders have entered into an agreement, dated as of June 5, 2014 (“Purchase Agreement Date”), pursuant to which the Company has agreed to repurchase the shares of the Company’s Class B Common Stock owned by the Berkshire Fund Stockholders and the WB Fund Stockholders set forth on Schedule I thereto (the “Transactions”); and

WHEREAS, the Parties desire to terminate the Stockholders Agreement and the Registration Rights Agreement effective as of the consummation of the Transactions.

NOW, THEREFORE, the parties hereby agree as follows:

1.Termination of the Stockholders Agreement. The Parties hereby agree that the Stockholders Agreement shall terminate and shall have no further effect on and from the consummation of the Transactions, without the requirement of any further notice by and between any of the Parties, and, as a result, no Party shall have any further rights or obligations under the Stockholders Agreement. This Termination Agreement is hereby designated as an amendment to the Stockholders Agreement.

2.Termination of the Registration Rights Agreement. The Parties hereby agree that the Registration Rights Agreement shall terminate and shall have no further effect on and from the consummation of the Transactions, without the requirement of any further notice by and between any of the Parties, and, as a result, no Party shall have any further rights or obligations under the Registration Rights Agreement, other than Section 2.9 (Indemnification) thereof which shall survive termination.

3.Entire Agreement. This Termination Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof. Notwithstanding any oral agreement or course of action of the parties or their officers, directors, employees, agents, accountants, lawyers, advisors, bankers or other representatives to the contrary, no party to this Termination Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Termination Agreement shall have been executed and delivered by each of the parties.

4.Governing Law; Jurisdiction. This Termination Agreement and all disputes or controversies arising out of or relating to this Termination Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York (other than Section 5-1401 of the New York General Obligations Law).

5.Counterparts; Facsimile Signatures. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Termination Agreement may be executed by facsimile signature(s).

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IN WITNESS WHEREOF, the Parties have each executed this Termination Agreement as of the date first above written.

COTY INC. By: _________________________________ Name: Title:	BERKSHIRE FUND VII, L.P. By: Seventh Berkshire Associates LLC, its general partner By: _________________________________ Name: Title:

WORLDWIDE BEAUTY OFFSHORE L.P. By: Worldwide Beauty GP L.L.C., its general partner By: _________________________________ Name: Title:	BERKSHIRE FUND VII-A, L.P. By: Seventh Berkshire Associates LLC, its general partner By: _________________________________ Name: Title:

WORLDWIDE BEAUTY ONSHORE L.P. By: Worldwide Beauty GP L.L.C., its general partner By: _________________________________ Name: Title:	BERKSHIRE INVESTORS III LLC By: _________________________________ Name: Title:

JAB HOLDINGS B.V. By: _________________________________ Name: Title: By: _________________________________ Name: Title:	BERKSHIRE INVESTORS IV LLC By: _________________________________ Name: Title: